UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 26, 2008
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infoUSA Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-19598	47-0751545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5711 South 86th Circle
Omaha, Nebraska	68127
(Address of principal executive offices)	(Zip Code)
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Registrant’s telephone number, including area code: (402) 593-4500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
As disclosed previously, effective December 24, 2007, the Board of Directors of infoUSA Inc. (the “Company”) formed a Special Litigation Committee in response to the consolidated complaint In re infoUSA, Inc. Shareholders Litigation, Consol. Civil Action No. 1956-CC (Del. Ch.), and a related informal investigation into the Company by the Securities and Exchange Commission (the “SEC”). In light of the ongoing investigation, the Company was unable to file its Annual Report on Form 10-K for the year ended December 31, 2007 (the “2007 Form 10-K”) by the SEC’s filing deadline.
Failure to timely file the 2007 Form 10-K and provide annual financial statements to the lenders to the Second Amended and Restated Credit Agreement, dated February 14, 2006, as amended, between the Company and the lenders thereto (the “Credit Agreement”), would constitute a default under the Credit Agreement.
On March 26, 2008, infoUSA and the lenders to the Credit Agreement entered into a Third Amendment (the “Third Amendment”) to the Credit Agreement which, among other things: (1) extended the deadlines by which infoUSA must file the 2007 Form 10-K and Form 10-Q for the quarter ended March 31, 2008 and provide certain annual and quarterly financial statements to the lenders; (2) waived any other defaults arising from these filing delays; and (3) modified the covenant related to operating leases.
The foregoing description does not constitute a complete summary of the terms of the Third Amendment and is qualified in its entirety by reference to the full text of the Third Amendment which is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(c) Exhibits:

Exhibit 10.1:	Third Amendment to the Second Amended and Restated Credit Agreement and Waiver of Default among infoUSA Inc., various Lenders named therein, LaSalle Bank National Association and Citibank, N.A., as syndication agents, Bank of America, N.A., as documentation agent, and Wells Fargo Bank, National Association, as administrative agent for the Lenders, dated as of March 26, 2008.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

infoUSA Inc.
By:	/s/ Stormy L. Dean
Stormy L. Dean
Chief Financial Officer

Date: March 28, 2008

Exhibit Index

Exhibit No.	Exhibit Description

10.1	Third Amendment to the Second Amended and Restated Credit Agreement and Waiver of Default among infoUSA Inc., various Lenders named therein, LaSalle Bank National Association and Citibank, N.A., as syndication agents, Bank of America, N.A., as documentation agent, and Wells Fargo Bank, National Association, as administrative agent for the Lenders, dated as of March 26, 2008.